UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2022

ONFOLIO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41466	37-1978697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1007 North Orange Street, 4th Floor, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (682) 990-6920

 __________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONFO	Nasdaq Capital Market
Warrants To Purchase Common Stock	ONFOW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the: (i) Asset Purchase Agreement (as defined), and (ii) Share Purchase Agreement (as defined), future financial and operating results, the expected closing of the Asset Purchase Agreement or the Share Purchase Agreement and any other statements about Onfolio Holdings Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisitions, and the other factors described in Onfolio Holdings Inc.’s public filings filed with the Securities and Exchange Commission. Onfolio Holdings Inc. undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in Onfolio Holdings Inc.’s Registration Statement on Form S-1, which further detail and supplement the factors described in this paragraph.

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Item 1.01. Entry into a Material Definitive Agreement.

Prevent Direct Access/Password Protect WordPress Transaction

Asset Purchase Agreement - Hoang Huu Thinh

On October 3, 2022, Onfolio, LLC, Onfolio Holdings Inc.’s (the “Company”) wholly owned subsidiary, entered into an Asset Purchase Agreement (“ Asset Purchase Agreement”) with Hoang Huu Thinh, an individual (“Thinh”). Pursuant to the Asset Purchase Agreement, Onfolio LLC will purchase from Thinh, substantially all of the Seller’s assets utilized in the operation of the business of providing a suite of optimization, customization, privacy and security products and services for WordPress websites (“ Business”), with the core Business offerings consisting of (i) the WordPress plugin known as PREVENT DIRECT ACCESS available via the website preventdirectaccess.com, and (ii) the WordPress plugin known as PASSWORD PROTECT WORDPRESS available via the website passwordprotectwp.com.

Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, Thinh will sell to Onfolio, LLC the Business, all as more fully described in the Asset Purchase Agreement. The aggregate purchase price for the Business is as follows: (i) One Million Two Hundred Ninety Thousand US Dollars ($1,290,000.00) will be paid in cash at the closing and Forty Thousand US Dollars ($40,000.00) will paid via a promissory (“Note”) to be made by Onfolio, LLC payable to Thinh after the performance of certain obligations by Thinh and others as provided for in the Asset Purchase Agreement; and (ii) up to One Hundred Fifty Nine Thousand Five Hundred US Dollars ($159,500.00) in cash pursuant to the earn-out provisions of the Asset Purchase Agreement.

The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties and the closing of the Asset Purchase Agreement is subject to customary closing conditions. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Seobutler.com Transaction

Share Purchase Agreement - i2W Ltd

On October 6, 2022, the Company entered into a Share Purchase Agreement (“Share Purchase Agreement”) with i2W Ltd, a company incorporated and registered in England and Wales (“Seller”), and Jonathan Kiekbusch, Ezekiel Daldy, and Lyndsay Kiekbusch, shareholders of the Seller (collectively, the “Guarantors”), for the purchase of all of the issued share capital (“Sale Shares”) of SEO Butler Limited, a company incorporated and registered in England and Wales (“SEO Butler”). Seller is the owner of the legal and beneficial title to the Sale Shares of SEO Butler, which operates as a productised service business operated via the seobutler.com website and the custom build order management system on orders.seobutler.com and under the SEOButler and PBNButler names. The Guarantors have agreed to guarantee to the Company the due and punctual performance, observance and discharge by the Seller of all the Guaranteed Obligations (as defined in the Share Purchase Agreement) if and when they become performable or due under the Share Purchase Agreement.

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Pursuant to the Share Purchase Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Company will purchase the Sale Shares from the Seller, all as more fully described in the Share Purchase Agreement. The aggregate purchase price the Company will pay for the Sale Shares is Nine Hundred and Fifty Thousand and 00/100 US Dollars ($950,000.00). The Share Purchase Agreement includes customary representations, warranties and covenants by the parties and is subject to customary closing conditions. A copy of the Share Purchase Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 7.01	Regulation FD.

On October 7, 2022, the Company issued a press release announcing its entry into the Asset Purchase Agreement and the Share Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement - Hoang Huu Thinh
2.2	Share Purchase Agreement - i2W Ltd
99.1	Press release dated October 7, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONFOLIO HOLDINGS INC.

Date: October 7, 2022	By:	/s/ Dominic Wells
Dominic Wells,
Chief Executive Officer

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